UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): February 9, 2023

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 9, 2023, the Company held its 2023 Annual Meeting of Stockholders. A total of 25,007,551 shares were represented in person or by valid proxy at the annual meeting and the Company’s stockholders took the following actions:

1.    Election of Directors. Stockholders elected Elizabeth S. Acton, Lloyd E. Johnson, Allan P. Merrill, Peter M. Orser, Norma A. Provencio, Danny R. Shepherd, David J. Spitz and C. Christian Winkle to serve as directors until the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified. The vote totals for each of these individuals were:

Director	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Elizabeth S. Acton	21,788,741	342,314	28,490	2,848,006
Lloyd E. Johnson	21,951,469	179,928	28,148	2,848,006
Allan P. Merrill	21,567,912	551,162	40,471	2,848,006
Peter M. Orser	20,317,529	1,812,088	29,928	2,848,006
Norma A. Provencio	19,325,292	2,803,639	30,614	2,848,006
Danny R. Shepherd	20,958,077	1,172,160	29,308	2,848,006
David J. Spitz	19,317,113	2,814,056	28,376	2,848,006
C. Christian Winkle	21,942,852	187,058	29,635	2,848,006

2.    Ratification of Independent Accountants. Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023. The vote totals were: 24,633,843 shares for, 359,946 shares against and 13,762 share abstentions.

3.    Vote on Compensation of Named Executive Officers. Stockholders approved the compensation paid to the Company’s named executive officers for the fiscal year ending September 30, 2022. The vote totals were: 18,782,089 shares for, 3,339,671 shares against, 37,785 share abstentions and 2,848,006 broker non-votes.

4.    Vote on Frequency of Vote Regarding the Compensation of Named Executive Officers. Stockholders approved an annual vote regarding the compensation paid to Company's named executive officers. The vote totals were: 19,512,397 shares for One Year, 10,595 shares for Two Years, 2,609,050 shares for Three Years, 27,503 share abstentions and 2,848,006 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, Inc.

Date:	February 9, 2023	By:	/s/ Keith L. Belknap
Keith L. Belknap Executive Vice President, General Counsel and Corporate Secretary